EXHIBIT 99.1

IA GLOBAL REPORTS SALES OF $ 5,969,000 FOR THREE MONTHS ENDED MARCH 31, 2005

BURLINGAME, CA May 16, 2005/PRNewswire-FirstCall/ --

Summary of Results

IA Global Inc. (Amex: IAO) announced the results for the three months ended March 31, 2005. Revenues increased to $5,969,000 for the three months ended March 31, 2005 from $2,031,000 for the three months ended March 31, 2004, primarily due to the acquisition of Rex Tokyo on March 18, 2004. Gross profit increased to $1,105,000 in 2005, or 18.5 % of sales, from a gross profit of $520,000, or 25.6% in the same period in 2004. The net loss from continuing operations increased to $504,000 for the three months ended March 31, 2005 from $469,000 in the same period in 2004. The total net loss of $544,000 reflected a loss from discontinued operations of $41,000, which relates to the sale of the QuikCAT assets that was announced on February 14, 2005. The net loss per share was $.01 for the three months ended March 31, 2005 as compared to a net loss of $.01 per share for the same period in 2004.

The Company ended the 1st quarter of 2005 with cash and cash equivalents of $2,315,000, net working capital of $3,077,000 and stockholder’s equity of $3,410,000. Stockholder’s equity was negatively impacted by the Yen/Dollar exchange rate by $180,000 for the quarter ended March 31, 2005.

The company’s CEO, Alan Margerison, said, “The three months ended March 31 is typically Rex Tokyo’s lowest revenue quarter because it’s major customers have a March 31 year-end and new budgets are not available until April 1. We expect the Rex Tokyo business to return to historical levels in the three months ended June 30, 2005.”

Rex Tokyo Co. Ltd.

Rex Tokyo recorded revenue of $5,825,000 for the three months ended March 31, 2005 as compared to $1,101,000 in the same period in 2004.The business was acquired March 18, 2004. The three months ended March 31 is typically Rex Tokyo’s lowest quarter.

Fan Club Entertainment Co. Ltd.

Fan Club recorded revenue of $144,000 for the three months ended March 31, 2005 as compared to $930,000 in the same period in 2004. This decrease resulted from delays in closing new license sales.

Outlook

We expect to release our outlook for the three months ended June 30, 2005 by late June, 2005.

About IA Global Inc.

IA Global, Inc. is a public holding company focused on acquiring Japanese and US companies that operate in the entertainment, media and technology areas. We hold a 60.5% equity interest in Rex Tokyo Ltd., a supplier and maintenance contractor of parts to the Pachinko and slot machine gaming industry in Japan. Rex Tokyo is a supplier and fitter of installations for both new Pachinko parlors and stores that are carrying out re-fittings. It also supplies items such as automatic medal dispensing machines, automatic cigarette butt disposal systems, lighting systems and Pachinko ball sand other Pachinko accessory products as well as numerous new Pachinko slot machines. Through our 67% equity interest in Fan Club Entertainment Ltd., we are a creative design studio focused on web and traditional print media, including providing services to the official Fan Club in Japan for Marvel Entertainment Inc. and Marvel Characters Inc.

For further information, contact:

Mark Scott, CFO

IA Global Inc.

533 Airport Blvd. Suite 400

Burlingame CA 94010

650-685-2402 (t)

650-685-2404 (f)

scott@iaglobalinc.com

www.iaglobalinc.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Specifically, the statement in this press release concerning the projected revenues for the three months ended June 30, 2005 are forward-looking statements. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.”

                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                        CONSOLIDATED BALANCE SHEET

                                                                            March 31,        December 31,
                                                                              2005               2004
                                                                          ------------       ------------
                                                                           (unaudited)         (audited)
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents ........................................      $  2,315,393       $  3,847,813
  Accounts receivable, net of allowance for doubtful accounts of
    $89,477 and $93,338, respectively ..............................         3,401,011          6,431,663
  Notes receivable .................................................           217,935            641,305
  Inventories ......................................................           650,386            164,046
  Prepaid expenses .................................................           211,955            771,036
  Consumption and deferred tax receivable ..........................            16,164            161,769
  Loan receivable from QuikCAT Australia Pty Ltd ...................            50,000            150,000
  Other current assets .............................................           416,017            136,102
  Assets held for sale .............................................           773,124            773,582
                                                                          ------------       ------------
    Total current assets ...........................................         8,051,985         13,077,316

EQUIPMENT, NET .....................................................           254,284            273,245

OTHER ASSETS
  Intangible assets, net ...........................................         1,100,327          1,271,935
  Deferred tax asset ...............................................           373,939            390,079
  Other assets .....................................................           991,051            200,641
                                                                          ------------       ------------

                                                                          $ 10,771,586       $ 15,213,216
                                                                          ============       ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade .........................................      $  2,867,227       $  6,446,656
  Notes payable ....................................................           820,266          1,474,582
  Accrued liabilities ..............................................           579,806            529,198
  Consumption taxes received .......................................            69,977            260,648
  Income taxes payable- foreign ....................................            38,778            235,047
  Current portion of long term debt ................................           598,494            484,966
                                                                          ------------       ------------
    Total current liabilities ......................................         4,974,548          9,431,097
                                                                          ------------       ------------

LONG TERM  LIABILITIES:
  Long term debt ...................................................         1,189,585            242,463
  Retirement benefits ..............................................            36,297             39,932
                                                                          ------------       ------------
                                                                             1,225,882            282,395
                                                                          ------------       ------------

MINORITY INTERESTS .................................................         1,161,355          1,365,570
                                                                          ------------       ------------

STOCKHOLDER'S EQUITY:
  Series B Preferred stock, $.01 par value, 5,000 shares authorized
    1,158 issued and outstanding (liquidation value $1,158,000) ....                12                 12
  Common stock, $.01 par value, 150,000,000 shares authorized,
    82,400,181 issued and outstanding, respectively ................           824,001            824,001
  Paid in capital ..................................................        28,785,839         28,785,839
  Accumulated deficit ..............................................       (26,135,213)       (25,590,820)
  Treasury stock ...................................................           (50,000)           (50,000)
  Other comprehensive income (loss) ................................           (14,838)           165,122
                                                                          ------------       ------------
    Total stockholder's equity .....................................         3,409,801          4,134,154
                                                                          ------------       ------------

                                                                          $ 10,771,586       $ 15,213,216
                                                                          ============       ============

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                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENT OF OPERATIONS

                                                                            Three Months Ended March 31,
                                                                          -------------------------------
                                                                              2005               2004
                                                                          ------------       ------------
                                                                           (unaudited)        (unaudited)

REVENUE ............................................................      $  5,968,879       $  2,030,746

COST OF SALES ......................................................         4,864,214          1,511,018
                                                                          ------------       ------------

GROSS PROFIT .......................................................         1,104,665            519,728
                                                                          ------------       ------------

EXPENSES:
  Selling, general and administrative expenses .....................         2,035,905            883,168
                                                                          ------------       ------------
    Total expenses .................................................         2,035,905            883,168
                                                                          ------------       ------------

OPERATING LOSS .....................................................          (931,240)          (363,440)
                                                                          ------------       ------------

OTHER INCOME (EXPENSE):
  Interest income ..................................................             6,305              2,528
  Interest expense .................................................           (22,909)            (5,007)
  Other income .....................................................            30,659              2,648
  Foreign currency transaction adjustment ..........................            17,413              2,255
  Gain on equity investment in QuikCAT Australia Pty Ltd ...........                 -              1,956
                                                                          ------------       ------------
    Total other income (expense) ...................................            31,468              4,380
                                                                          ------------       ------------

LOSS FROM CONTINUING OPERATIONS BEFORE
  MINORITY INTERESTS AND INCOME TAXES ..............................          (899,772)          (359,060)

MINORITY INTERESTS .................................................          (204,165)            34,364
                                                                          ------------       ------------

LOSS FROM CONTINUING OPERATIONS BEFORE
  INCOME TAXES .....................................................          (695,607)          (393,424)
                                                                          ------------       ------------

INCOME TAXES:
  Current ..........................................................          (191,982)            64,123
  Deferred .........................................................                 -             11,415
                                                                          ------------       ------------

NET LOSS FROM CONTINUING OPERATIONS ................................          (503,625)          (468,962)

Loss from discontinued operations (Note 3) .........................           (40,768)                 -
                                                                          ------------       ------------

NET LOSS ...........................................................      $   (544,393)      $   (468,962)
                                                                          ============       ============

Per share of Common-
  Basic net loss per share from continuing operations ..............      $      (0.01)      $      (0.01)
  Basic net loss per share from discontinued operations ............             (0.00)                 -
                                                                          ------------       ------------
  Total basic net loss per share ...................................      $      (0.01)      $      (0.01)
                                                                          ============       ============

  Diluted net loss per share from continuing operations ............      $      (0.01)      $      (0.01)
  Diluted net loss per share from discontinued operations ..........             (0.00)                 -
                                                                          ------------       ------------
  Total diluted net loss per share .................................      $      (0.01)      $      (0.01)
                                                                          ============       ============

  Weighted average shares of common stock outstanding ..............        82,400,181         71,965,401
  Weighted average shares of common stock and common
    equivalent shares outstanding ..................................        82,400,181         71,965,401

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                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                            Three Months Ended March 31,
                                                                               2005              2004
                                                                           -----------        -----------
                                                                           (unaudited)        (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss .........................................................       $  (544,393)       $  (468,962)
  Adjustments to reconcile net loss to net cash used in
   operating activities:
    Depreciation and amortization ..................................           164,433             66,271
    Equity gain from investment in QuikCAT Australia Pty Ltd .......                 -             (1,956)
    Loss from discontinued operations ..............................            40,768                  -
    Minority interests .............................................          (204,215)           443,844
    Accrued interest on notes/loans payable ........................                 -               (948)
    Accounts receivable ............................................         3,030,652            731,605
    Notes receivable - trade .......................................           423,370                  -
    Consumption and deferred tax receivable ........................           (45,066)            32,088
    Inventory ......................................................          (486,340)            60,426
    Prepaid expenses ...............................................           559,081            311,308
    Other current assets ...........................................                 -            467,040
    Deferred tax assets ............................................            16,140             (8,171)
    Other assets ...................................................                 -              2,009
    Accounts payable ...............................................        (3,579,429)           (50,144)
    Notes payable - trade ..........................................          (654,316)                 -
    Accrued liabilities ............................................            50,608           (115,562)
    Other liabilities-retirement benefits ..........................            (3,635)            23,899
    Income taxes payable - foreign .................................          (196,269)           159,862
    Deferred revenue ...............................................                 -           (463,119)
                                                                           -----------        -----------
Net cash provided by (used in) continuing operations ...............        (1,428,611)         1,189,490
Net cash used in discontinued operations ...........................           (40,310)                 -
                                                                           -----------        -----------
NET CASH PROVIDED BY (USED IN) OPERATIONS ..........................        (1,468,921)         1,189,490
                                                                           -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Investment in QuikCAT Australia Pty Ltd ..........................                 -            (50,000)
  Cash of Rex Tokyo Co Ltd immediately following acquisition .......                 -          1,934,839
  Purchase of Rex Tokyo Co Ltd .....................................                 -           (941,000)
  Purchases of capital expenditures ................................           (17,540)          (111,656)
  Proceeds from sale of QuikCAT Australia Pty Ltd ..................           100,000                  -
  Other current assets .............................................          (279,915)                 -
  Purchases of intangible assets ...................................            43,676                  -
  Other assets .....................................................          (790,410)            18,428
                                                                           -----------        -----------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ................          (944,189)           850,611
                                                                           -----------        -----------

CASH PROVIDED BY FINANCING ACTIVITIES:
  Proceeds from loan payable .......................................         1,859,600                  -
  Proceeds from loan payable - related party .......................                 -          1,500,000
  Repayment of loan payable ........................................          (798,950)                 -
  Loan to Innovative Computing Group, Inc. .........................                 -           (100,000)
  Loan to QuikCAT Australia Pty Ltd. ...............................                 -            (25,000)
  Proceeds from issuance of common stock ...........................                 -            400,000
                                                                           -----------        -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES ..........................         1,060,650          1,775,000
                                                                           -----------        -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ...............        (1,352,460)         3,815,101

EFFECT OF EXCHANGE RATE CHANGES ON CASH ............................          (179,960)           (18,948)

CASH AND CASH EQUIVALENTS, beginning of the period .................         3,847,813            676,782
                                                                           -----------        -----------

CASH AND CASH EQUIVALENTS, end of the period .......................       $ 2,315,393        $ 4,472,935
                                                                           ===========        ===========

Supplemental disclosures of cash flow information:
  Interest paid ....................................................       $    22,899        $         -
  Taxes paid .......................................................       $         -        $         -
Non-cash investing and financing activities:
  Common stock issued for Rex Tokyo Co Ltd .........................       $         -        $   138,600

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